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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 20, 2005
                Date of Report (Date of Earliest Event Reported)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                           SEQUOIA HELOC TRUST 2004-1
     (as Depositor of Sequoia HELOC Trust 2004-1, the Issuer of HELOC Asset-Backed Notes, Series 2004-1, under an Indenture dated as of June 1, 2004)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                    333-115296-02            91-1771827
           --------                    -------------            ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)

              One Belvedere Place, Suite 320, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Asset-Backed Notes issued by Sequoia HELOC Trust 2004-1 (the "Notes").

            The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 9.01.  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Noteholders, May 20, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 7, 2005

                                      SEQUOIA MORTGAGE FUNDING
                                               CORPORATION

                                       By: /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

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Exhibit Number                                                                                                  Page Number
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
10.1              Monthly Payment Date Statement relating to the distribution to
                  Noteholders, May 20, 2005...........................................................               5
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